SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2015

BIO-TECHNE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-17272 (Commission File Number)	41-1427402 (I.R.S. Employer Identification No.)

614 McKinley Place NE

Minneapolis, MN 55413

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (612) 379-8854

Not Applicable

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders on October 29, 2015 (the “Annual Meeting”), the shareholders of Bio-Techne Corporation (the “Company”) approved the Bio-Techne Corporation Amended and Restated 2010 Equity Incentive Plan (the “Amended and Restated Plan”). The principal provisions of the Amended and Restated Plan are summarized below. This summary is not a complete description of all the Amended and Restated Plan's provisions, and is qualified in its entirety by reference to the Amended and Restated Plan, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The Amended and Restated Plan amends and restates the Bio-Techne Corporation 2010 Equity Incentive Plan and all future awards granted thereunder will be subject to the terms of the Bio-Techne Corporation 2010 Equity Incentive Plan as amended and restated. Capitalized terms used but not defined herein will be as defined in the Amended and Restated Plan.

Administration

The Board has delegated administration of the Amended and Restated Plan to the Executive Compensation Committee. The Board and the Executive Compensation Committee are collectively referred to in the Amended and Restated Plan as the “Administrator.”

The Administrator may delegate to one or more Committees and/or sub-Committees, or to one or more officers of the Company and/or its Affiliates, or to one or more agents and/or advisors, such administrative duties or powers as it may deem advisable, and may employ one or more individuals to render advice with respect to any responsibility that the Administrator or such Committees or individuals may have under the Amended and Restated Plan.

Except as otherwise provided in the Amended and Restated Plan, the Administrator will have all of the powers vested in it under the provisions of the Amended and Restated Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an award will be granted; the individuals to whom, and the time or times at which, awards will be granted; the number of shares subject to each award; the exercise price of options granted thereunder; the performance criteria, if any; and any other terms and conditions of each award. The Administrator will have full power and authority to administer and interpret the Amended and Restated Plan; to make and amend rules, regulations and guidelines for administering the Amended and Restated Plan; to prescribe the form and conditions of the respective agreements evidencing each award (which may vary from participant to participant); to amend or revise agreements evidencing any award (to the extent the amended terms would be permitted by the Amended and Restated Plan and provided that no such revision or amendment, except as is authorized in Section 15 of the Amended and Restated Plan may impair the terms and conditions of any award that is outstanding on the date of such revision or amendment to the material detriment of the participant in the absence of the consent of the participant); and to make all other determinations necessary or advisable for the administration of the Amended and Restated Plan (including to correct any defect, omission or inconsistency in the Amended and Restated Plan or any agreement, to the extent permitted by law and the Amended and Restated Plan). The Administrator’s interpretation of the Amended and Restated Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it under the Amended and Restated Plan will be conclusive and binding on all parties concerned.

Eligibility

Any employee, director, or consultant may participate in the Amended and Restated Plan; provided, however, that only employees are eligible to receive Incentive Stock Options. The Company may grant awards to employees who are “covered employees” under Section 162(m) of the Internal Revenue Code. These covered employees include our executive officers. Section 162(m) generally limits the corporate tax deduction for compensation paid to executive officers that is not “performance-based” to $1,000,000 per executive officer. “Performance-based” compensation meeting certain requirements is not counted against the $1,000,000 limit and generally remains fully deductible for tax purposes. The Amended and Restated Plan provides that the Administrator may structure awards to covered employees as “performance-based” compensation under Section 162(m) if it chooses to do so.

Shares Available for Awards

The stock to be awarded or optioned under the Amended and Restated Plan (the “share authorization”) will consist of authorized but unissued shares of common stock. The maximum aggregate number of shares of common stock reserved and available for awards under the Amended and Restated Plan is One Million Eight Hundred and Eight Thousand Three Hundred Sixty-Eight (1,808,368) shares. All shares of stock reserved and available under the Amended and Restated Plan will constitute the maximum aggregate number of shares of stock that may be issued through incentive stock options.

The following shares of common stock will not reduce the share authorization and will continue to be reserved and available for awards granted pursuant to the Amended and Restated Plan: (i) all or any portion of an outstanding option or stock appreciation right that is terminated prior to exercise, (ii) all or any portion of any outstanding restricted stock award or restricted stock unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such award, and (iii) shares of common stock covered by an award to the extent the award is settled in cash; provided, however, that the full number of shares of common stock subject to a stock appreciation right will reduce the share authorization, whether such stock appreciation right is settled in cash or shares of common stock. The following shares shall reduce the share authorization and shall not become available again for issuance under Amended and Restated Plan: (a) shares of common stock retained or withheld to satisfy tax withholding obligations on an award, (b) shares of common stock retained or withheld to pay the exercise price of an option or purchase price of an award, (c) shares of common stock subject to a broker-assisted cashless exercise, (d) shares of common stock delivered (either actually or by attestation) to the Company to pay the exercise price of an option or purchase price of an award or to satisfy tax withholding obligations on an award, and (e) shares of common stock repurchased by the Company with the proceeds of an option.

For awards made under the Amended and Restated Plan that are intended to qualify as “performance-based” compensation under Section 162(m), no person may be granted options or stock appreciation rights under the Amended and Restated Plan for more than three hundred thousand (300,000) shares of common stock in any calendar year; no person may be granted restricted stock awards, restricted stock unit awards or performance share awards under the Amended and Restated Plan for more than two hundred thousand (200,000) shares of common stock in any calendar year; and no person may be granted performance cash awards under the Amended and Restated Plan for more than five million dollars ($5,000,000) in any calendar year.

The Administrator will adjust the number of shares and share limits described above in the case of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the Amended and Restated Plan. Any adjustment determination made by the Administrator will be final, binding and conclusive.

Type of Awards and Terms and Conditions

The Amended and Restated Plan provides that the Administrator may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Administrator may determine to be necessary or desirable:

•	stock options, including both incentive stock options (“ISOs”) and non-qualified stock options;

•	stock appreciation rights (“SARs”);

•	restricted stock;

•	restricted stock units; and

•	other stock-based and cash awards.

Options. Options may either be incentive stock options (“ISOs”), which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code, or non-qualified stock options (“NSOs”). Options vest as determined by the Administrator, subject to statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. Notwithstanding the foregoing, options granted under the Amended and Restated Plan shall not vest and become exercisable in less than one year from the date of grant; provided, however, that these vesting restrictions shall not apply to options that, when combined with all other options and SARs granted under the Amended and Restated Plan without such minimum vesting restrictions, are granted for a total number of shares that is less than 90,418, or 5% of the total shares authorized for grant under the Amended and Restated Plan.

The exercise price of each share subject to an option will be equal to or greater than the fair market value of a share on the date of the grant of the option; however, in the case of an ISO grant to a shareholder who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any subsidiary, the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. Recipients of options have no rights as shareholders with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

Stock Appreciation Rights. SARs may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon exercise of a SAR, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price. SARs vest as determined by the Administrator, subject to applicable performance objectives and any statutory limitations regarding the maximum term of SARs. Notwithstanding the foregoing, SARs granted under the Amended and Restated Plan shall not vest and become exercisable in less than one year from the date of grant; provided, however, that these vesting restrictions shall not apply to SARs that, when combined with all other options granted under the Amended and Restated Plan without such minimum vesting restrictions, are granted for a total number of shares that is less than 90,418, or 5% of the total shares authorized for grant under the Amended and Restated Plan. Recipients of SARs have no rights as a shareholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the awards beginning on the grant date, but have no other rights as shareholders with respect to such shares.

Restricted Stock Units. Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock units have no rights as shareholders with respect to any shares covered by the awards until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance Awards. Performance awards, which may be denominated in cash or shares, are earned upon achievement of performance objectives during a performance period established by the Administrator. Recipients of share-based performance awards have no rights as shareholders with respect to any shares covered by the awards until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance-Based Compensation. For any of the above awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, the performance objectives shall be limited to any one, or a combination of, (i) revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation, amortization and/or stock compensation expense, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), (xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total shareholder return), (xvii) appreciation in the fair market value or book value of the Common Stock, (xviii) debt to equity ratio or debt levels, (xix) market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels, and (xx) operational targets including without limitation milestones in clinical trials, research and development, regulatory approvals, new product commercialization and new market expansion.

Amendments of the Amended and Restated Plan

The Board may from time to time, insofar as permitted by law, suspend or discontinue the Amended and Restated Plan or revise or amend it in any respect. However, to the extent required by applicable law or regulation or as except as provided under the Amended and Restated Plan itself, the Board may not, without shareholder approval, revise or amend the Amended and Restated Plan to (i) materially increase the number of shares subject to the Amended and Restated Plan, (ii) change the designation of participants, including the class of employees, eligible to receive awards, (iii) decrease the price at which options or SARs may be granted, (iv) cancel, re-grant, repurchase for cash, or replace options or SARs that have an exercise price in excess of the fair market value of the common stock with other awards, or amend the terms of outstanding options or SARs to reduce their exercise price, (v) materially increase the benefits accruing to participants under the Amended and Restated Plan, or (vi) make any modification that will cause ISOs to fail to meet the requirements of Internal Revenue Code Section 422.

Term

The Administrator may grant awards pursuant to the Amended and Restated Plan until it is discontinued or terminated; provided, however, that ISOs may not be granted after July 28, 2025.

Change of Control

Unless otherwise provided in the terms of an award or in an employment agreement or other agreement between the participant and the Company, upon a change of control of the Company, as defined in the Amended and Restated Plan, the Administrator may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof); (ii) the complete termination of the Amended and Restated Plan and the cancellation of any or all awards (or portions thereof) that have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control; (iii) that the entity succeeding the Company by reason of such change of control, or the parent of such entity, must assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; or (iv) that participants holding outstanding awards will become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the Administrator pursuant to the Amended and Restated Plan) as of the effective date of any such change of control, cash in amount equal to (1) for participants holding options or SARs, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or SARs, or (2) for participants holding awards other than options or SARs, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The Administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.

Payment

Upon exercise of an option granted under the Amended and Restated Plan, and as permitted in the Administrator’s discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of Company common stock, by withholding shares of Company common stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any insider trading policies of the Company), another form of payment authorized by the Administrator, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with Company common stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

Transfer Restrictions

Unless permitted by law and expressly permitted by the Amended and Restated Plan or underlying award agreement, no award will be transferable, other than by will or by the laws of descent and distribution. The Administrator may permit a recipient of a NSO to transfer the award by gift to his or her “immediate family” or to certain trusts or partnerships (as defined and permitted by applicable federal securities law).

Notwithstanding anything in the Amended and Restated Plan or any award agreement to the contrary, a portion of any restricted stock and restricted stock units awarded to executive officers of the Company under the Amended and Restated Plan will also be subject to a mandatory holding period under the forms of award agreements approved in connection with the Amended and Restated Plan. Executive officers are required to hold 50% of the net shares acquired through the vesting of such awards until the officer satisfies the stock ownership guidelines established by the Company. Once the executive officer satisfies such stock ownership guidelines, the executive officer shall be required to hold 50% of the net shares until the earlier of one year after the date of vesting or the officer’s termination of service. For purposes of this requirement, “net shares” means the shares acquired through the lapse of risks of forfeiture or vesting of a restricted stock or restricted stock unit award, net of any shares withheld for withholding taxes.

Forms of Agreement

The Administrator has approved forms of agreement to govern restricted stock awards, restricted stock unit awards, performance unit awards, and incentive and non-qualified stock options. The foregoing summaries of the Amended and Restated Plan and the forms of the agreements do not purport to be complete and are qualified in their entirety by reference to the text of the Amended and Restated Plan, a copy of which is attached hereto as Exhibit 10.1, and to the text of the award agreements. The Form of Restricted Stock Award Agreement, Form of Restricted Stock Unit Award Agreement, Form of Performance Unit Award Agreement, Form of Incentive Stock Option Agreement, Form of Employee Non-Qualified Stock Option Agreement, and Form of Director Non-Qualified Stock Option Agreement for the Amended and Restated 2010 Equity Incentive Plan are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7, respectively. These exhibits are incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders

A quorum was present at the Annual Meeting with 34,336,028 shares represented in person or by proxy. The voting results at the Annual Meeting were as set forth below.

Proposal No. 1 – The shareholders voted to set the number of directors at nine:

For	Against	Abstain	Broker Non-Vote

34,150,350	64,587	121,091	N/A

Proposal No. 2 – The shareholders elected each of the nominees to the Board of Directors:

	For	Against	Abstain	Broker Non-Vote
Charles R. Kummeth	31,823,284	532,601	26,181	1,953,962
Robert V. Baumgartner	31,756,267	599,597	26,202	1,953,962
Roger C. Lucas, Ph.D.	31,784,803	571,229	26,034	1,953,962
Randolph C. Steer, M.D., Ph.D.	31,689,689	664,565	27,812	1,953,962
Charles A. Dinarello, M.D.	31,931,169	424,888	26,009	1,953,962
Karen A. Holbrook, Ph.D.	31,580,959	775,128	25,979	1,953,962
John L. Higgins	31,803,489	552,529	26,048	1,953,962
Roeland Nusse, Ph.D.	31,864,540	491,486	26,040	1,953,962
Harold J. Wiens	31,798,681	553,210	30,175	1,953,962

Each nominee was elected by a majority voting standard defined in the Amended and Restated Articles of Incorporation.

Proposal No. 3 – The shareholders adopted a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement for the Annual Meeting:

For	Against	Abstain	Broker Non-Vote
32,007,325	316,372	58,369	1,953,962

Proposal No. 4 – The shareholders approved the Company’s Amended and Restated 2010 Equity Incentive Plan as described in the Company’s Proxy Statement for the Annual Meeting:

For	Against	Abstain	Broker Non-Vote
30,804,910	1,525,465	51,691	1,953,962

Proposal No. 5 – The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016.

For	Against	Abstain	Broker Non-Vote
33,821,603	475,051	39,374	N/A

Item 8.01 Other Events

Announcement of Cash Dividend

On October 29, 2015, the Company issued a press release announcing the payment of a cash dividend. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions: None

(d)	Exhibits:

10.1	Amended and Restated 2010 Equity Incentive Plan.

10.2	Form of Restricted Stock Award Agreement for Amended and Restated 2010 Equity Incentive Plan

10.3	Form of Restricted Stock Unit Award Agreement for Amended and Restated 2010 Equity Incentive Plan

10.4	Form of Performance Unit Award Agreement for Amended and Restated 2010 Equity Incentive Plan.

10.5	Form of Incentive Stock Option Agreement for Amended and Restated 2010 Equity Incentive Plan.

10.6	Form of Employee Non-Qualified Stock Option Agreement for Amended and Restated 2010 Equity Incentive Plan.

10.7	Form of Director Non-Qualified Stock Option Agreement for Amended and Restated 2010 Equity Incentive Plan.

99.1	Press Release, dated October 29, 2015, announcing cash dividend

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2015
BIO-TECHNE CORPORATION

/s/ Brenda S. Furlow
Brenda S. Furlow
Senior Vice President, General Counsel and Secretary

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

BIO-TECHNE CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report: October 29, 2015	Commission File No.: 0-17272

Exhibit No.	Description

10.1	Amended and Restated 2010 Equity Incentive Plan.
10.2	Form of Restricted Stock Award Agreement for Amended and Restated 2010 Equity Incentive Plan.
10.3	Form of Restricted Stock Unit Award Agreement for Amended and Restated 2010 Equity Incentive Plan.
10.4	Form of Performance Unit Award Agreement for Amended and Restated 2010 Equity Incentive Plan.
10.5	Form of Incentive Stock Option Agreement for Amended and Restated 2010 Equity Incentive Plan
10.6	Form of Employee Non-Qualified Stock Option Agreement for Amended and Restated 2010 Equity Incentive Plan.
10.7	Form of Director Non-Qualified Stock Option Agreement for Amended and Restated 2010 Equity Incentive Plan.
99.1	Press Release, dated October 29, 2015, announcing cash dividend